EXHIBIT 10.3

[***] = Information has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment to Google Cloud Platform License Agreement

This Amendment (“Amendment”) is entered into by Snap Inc. (“Snap US”), Snap Group Limited (“Snap UK”) and Google Inc. (“Google”). This Amendment amends the Google Cloud Platform License Agreement effective January 30, 2017, by and between Snap US and Google, (the “Agreement”). This Amendment is effective as of the date last signed by the parties below (the “Amendment Effective Date”).  Capitalized terms not defined in this Amendment will have the meaning ascribed to them under the Agreement.

The parties agree as follows:

1.

Snap UK.  The term “Customer” in the Agreement is hereby deemed to individually and collectively refer to Snap US and Snap UK, as the context may require, and Snap UK hereby agrees to become a party to the Agreement.  Snap UK will have all rights and benefits available to Snap US under the Agreement, except that:

a.	Any act or omission by Snap UK in connection with this Agreement, including a breach of payment obligations under the Agreement, will be deemed to be an act or omission of Snap US;
b.	[***];
c.	[***];
d.	Snap UK may choose to no longer be a party to the Agreement by providing 30 days advance written notice to Google, but will not otherwise have the right to terminate or not renew the Agreement.
e.	Any publicity approvals provided by Snap US under the Agreement will be binding on Snap UK;
f.

Any claims by Snap UK of breach of the Agreement may only be brought by designating Snap US as its agent for purposes of bringing such claims, provided however, that Snap UK and Snap US may not both institute a claim of breach of the Agreement for the same event giving rise to the breach claim.  Snap US may share all information related to such claims of breach with Snap UK;

g.

Requests for indemnification under the Agreement by Snap UK may only be submitted by designating Snap US as its agent for purposes of submitting such request for indemnification.  Snap US may share all information related to such requests for indemnification with Snap UK; and

h.

Snap UK may only initiate the Dispute Resolution process set forth in Exhibit C of the Agreement by designating Snap US as its agent for purposes of initiating the Dispute Resolution process. Snap US may share all information from such Dispute Resolution process with Snap UK.

2.	Fee Allocation.
a.

Each month Google will provide (i) Snap US with a pro forma invoice and report detailing the allocation of the applicable monthly Fees based on the following formula: (total Fees for the invoice period) x ((egress served by the Account to endpoints in the United States during the invoice period) /( total egress served by the Account during the invoice period)) (“US Allocation”), and (ii) Snap UK with a pro forma invoice and report detailing the allocation of the total Fees for the invoice period less the US Allocation (“Fee Allocation Invoices”). The template  for such  Fee Allocation Invoices is attached hereto as Attachment 1. Customer may discuss questions regarding the allocation in the Fee Allocation Invoices with Google and Google will work with Customer in good faith to resolve any such questions.

[***] = Information has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

b.	Google will send such Fee Allocation Invoices to:

If to Snap US:

Snap Inc.

63 Market Street

Venice, CA 90291

If to Snap UK:

Snap Group Limited

7-11 Lexington Street

London W1F 9AF

United Kingdom

E-mail: [***]

VAT ID [***]

Any notices to Snap UK under Section 15.1 of the Agreement that are required to be sent by e-mail, hand delivery, nationally recognized courier service or prepaid certified mail will be sent to the e-mail address and address above, as applicable.

c.

The invoice provided pursuant to Section 3 of the Agreement is the official invoice to which the terms of the Agreement will apply and will be provided only to Snap US.  Google disclaims all liability related to reliance by Customer on the Fee Allocation Invoices. Snap UK may submit payment of a portion of the officially invoiced amount to Google.

d.	Exhibit F of the Agreement (Billing Requirements [***]) does not apply to the Fee Allocation Invoice.
e.	If and when Customer creates separate Projects for Snap US and Snap UK, the parties will enter into an amendment to this Agreement to include other Google entities as reasonably requested by Google.
3.	Pricing Exhibit. Exhibit A (Pricing Exhibit) of the Agreement is hereby amended by:
a.	Replacing the first sentence of Section 3.a with the following:

“If Customer’s revenue in any quarter declines by more [***], Customer will have an option to request a one-time, reasonable modification of the Minimum Commitment. Such modified Minimum Commitment may not be lower than [***].”

b.	Replacing the first sentence following Table 4 in Section 4.d.i with the following:

“[***]”

c.	The term “products” as used in Section 6.c means any of the following:
i.	Google Compute Engine Standard VMs
ii.	Google Compute Engine HighMem VMs
iii.	Google Compute Engine HighCPU VMs
iv.	Google Compute Engine Custom VMs
v.	Google Compute Engine disk storage
vi.	Google Compute Engine other
vii.	Google App Engine Flex
viii.	Google App Engine FrontEnd instances
ix.	Google App Engine BackEnd instances
x.	Google Datastore Entity Reads

[***] = Information has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

xi.	Google Datastore Entity Writes
xii.	Google Datastore Storage
xiii.	Google App-Engine
xiv.	Google App Engine, other
xv.	Google Container Engine
xvi.	Google Container Registry
xvii.	Google Cloud Functions
xviii.	Google Cloud Storage – GCS standard
xix.	Google Cloud Storage – DRA
xx.	Google Cloud Storage – Class A Ops
xxi.	Google Cloud Storage – Class B Ops
xxii.	Google Cloud SQL
xxiii.	Google Bigtable
xxiv.	Google Cloud CDN
xxv.	Google Cloud DNS
xxvi.	Google BigQuery
xxvii.	Google Cloud Dataflow
xxviii.	Google Cloud Dataproc
xxix.	Google Cloud Datalab
xxx.	Google Cloud Pub/Sub
xxxi.	Google Cloud Machine Learning Services
xxxii.	Google Cloud Jobs API
xxxiii.	Google Cloud Natural Language API
xxxiv.	Google Cloud Speech API
xxxv.	Google Cloud Vision API
xxxvi.	Google Cloud Translation API
xxxvii.	Stackdriver
xxxviii.	Any new product launched after the Amendment Effective Date and listed at https://cloud.google.com/products/.
4.	Publicity. Section 10 of the Agreement (Publicity) is hereby amended by deleting the last sentence of such Section.
5.	Indemnification by Google. Section 14.2 is hereby amended by deleting the word “and” right before part (b) and replacing it with the word “or.”
6.

This Amendment may be executed in one or more counterparts including facsimile, PDF or other electronic copies, which when taken together upon proper delivery shall constitute a single instrument. In the event of a conflict between the terms and conditions of the Agreement and the terms and conditions of this Amendment, the terms and conditions of this Amendment shall govern. All other terms and conditions of the Agreement remain unchanged and are in full force and effect.

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[***] = Information has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties have executed this Amendment.

Accepted and Agreed:		Accepted and Agreed:

Google Inc.		Snap Inc.

By:	/s/ Philipp Schindler	By:	/s/ Jerry Hunter
Name:	Philipp Schindler	Name:	Jerry Hunter
Title:	Authorized Signatory	Title:	VP Core Engineering
Date:	September 8, 2017	Date:	September 12, 2017

Accepted and Agreed:

Snap Group Limited

By:	/s/ David Lewis
Name:	David Lewis
Title:	Director
Date:	September 18, 2017